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                                                                Exhibit 10.ii


                      FIRST AMENDMENT TO HUFFY CORPORATION
                         1990 DIRECTORS' RETIREMENT PLAN
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This Amendment is made and effective as of February 15, 1996 to Huffy
Corporation 1990 Directors' Retirement Plan (the "Plan"), approved and adopted on January 27, 1990 by the Board of Directors of Huffy Corporation (the "Company"), under the following circumstances:

A. The Plan provides that an annual benefit is to be paid on the Payment Date, as defined in the Plan, to an Eligible Director after his or her retirement from the Board beginning after the Director reaches age sixty
      (60); however, several members of the Board will reach age sixty (60) before retirement from the Board and will not receive payment until after retirement;

B. Section 9 of the Plan permits the Board of Directors to amend the Plan at any time; and

C. On February 15, 1996, the Board of Directors approved amending the Plan in accordance with the terms set forth below.

NOW, THEREFORE, the Plan shall be amended as follows:

1. DEFINITIONS. All capitalized terms herein, unless otherwise specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. AMENDMENT. The first paragraph of Section 5 of the Plan is hereby amended in its entirety to read as set forth below:

              "SECTION 5.  COMMENCEMENT AND DURATION OF ANNUAL BENEFIT

              The Annual Benefit shall be paid to an Eligible Director after his or her retirement from the Board of Directors beginning on the first Payment Date occurring on the later of (i) the Director reaching age sixty (60) or (ii) the Director retiring from the Board of Directors, unless some other year is specified by the Eligible Director, as provided in this
              Section 5, but shall not commence (a) before the later of the year the Eligible Director may receive payment as provided in
              (i) and (ii) above, or (b) after the year such Eligible Director attains age seventy (70)."

3. EFFECTIVE DATE AND AFFIRMATION. This Amendment shall be effective as of February 15, 1996. Except as amended hereby, the Plan remains unchanged and in full force and effect.


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IN WITNESS WHEREOF, this First Amendment has been executed as of February 15,
1996.


                                                    HUFFY CORPORATION


                                                    By /S/ Nancy A. Michaud
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